SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 15, 1998


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                      333-32591                  58-1897792
 (State or other                    (Commission                (IRS Employer
  jurisdiction                       File No.)              Identification No.)
of incorporation)

  225 Chastain Meadows Court, Kennesaw, Georgia                    30144
    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  June  1998  to  the   Series   1997-2
                     Certificateholders on July 15, 1998 .




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Item 7(c).           Exhibits.

                     The  following  is filed as an exhibit to this report under
Exhibit 28:

        99.1 Series 1997-2 Certificateholders Statement for the month of June 1998.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FNANB CREDIT CARD
                                 MASTER TRUST


                                 By:       FIRST NORTH AMERICAN
                                           NATIONAL BANK, as
                                           Transferor and Servicer


                                 By:
                                           Michael T. Chalifoux
                                           Chairman of the Board





Date:      July 15, 1998

                                       -2-

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



  Exhibit
   Number                                  Exhibit


   99.1              Series 1997-2 Certificateholders Statement for the month of
                     June 1998.